March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Morgan Stanley Global Fixed-Income Opportunities (Class IR), dated February 28, 2022

Effective April 29, 2022, the minimum initial investment amount for Class IR shares of the Fund will be reduced to $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GFIOIRCLSUMPROPSPT